UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2004

BRUKER BIOSCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30833 (Commission File Number)	04-3110160 (IRS Employer Identification No.)

40 Manning Road Billerica, MA 01821 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 1.01.  Entry into a Material Definitive Agreement

On September 27, 2004, Bruker BioSciences Corporation (the “Company”) entered into an Employment Offer Letter with William J. Knight whereby Mr. Knight shall serve as the Company’s Chief Financial Officer, effective as of October 25, 2004.  Under the Agreement, Mr. Knight will receive an annual salary of $225,000.  Mr. Knight will also be eligible for an annual cash bonus of up to $60,000.

Pursuant to his Employment Offer Letter, dated September 27, 2004, Mr. Knight was granted an option under the Company’s Amended and Restated 2000 Stock Option Plan to purchase 125,000 shares of the Company’s common stock, at a purchase price equal to the Nasdaq closing price for the Company’s securities on October 25, 2004, his starting date.  Such option shall have a 10 year term and shall vest 20% of the total number of shares subject to the option on each of the first five anniversaries of the grant date.  In addition, when the Company makes its annual stock option grants in 2005, Mr. Knight will be eligible for a grant of an option to purchase 25,000 shares of the Company’s common stock, subject to the Compensation Committee’s approval; in subsequent years, Mr. Knight will be eligible for a grant of an option to purchase 50,000 shares of the Company’s common stock, subject to the Compensation Committee’s approval.  Mr. Knight also receives other benefits as set forth in the Employment Offer Letter attached as Exhibit 10.25 to this Current Report.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 27, 2004, the Company appointed William J. Knight to serve as the Company’s Chief Financial Officer, effective as of October 25, 2004, as announced in the Company’s press release attached as Exhibit 99.1 to this Current Report.  Mr. Knight will serve as the Company’s principal financial officer and principal accounting officer, effective October 25, 2004.

Mr. Knight served as Chief Financial Officer of Anika Therapeutics, Inc., a provider of therapeutic products, from 2002-2004.  He also served as Chief Financial officer of Zycos, Inc., a developer of DNA-based therapeutic products, from 2000-2002, and as Chief Financial Officer of NMT Medical, Inc., a provider of cardiovascular and neurological medical devices, from 1998-2000.  Mr. Knight is 55 years old.

See disclosure under Item 1.01 above for material terms of Mr. Knight’s Employment Offer Letter and other material terms of his employment.

Item 9.01.  Financial Statements and Exhibits

(c)   Exhibits.  The exhibits listed in the Exhibit Index immediately preceding such exhibits are filed with this report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER BIOSCIENCES CORPORATION (Registrant)

Date: October 12, 2004	By:	/s/ Frank H. Laukien, Ph.D.
Frank H. Laukien, Ph.D.
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

10.25	Employment Offer Letter dated as of September 27, 2004 from Bruker BioSciences Corporation to William J. Knight.

10.26	Company’s Form of Incentive Stock Option Agreement.

99.1	Press Release, dated October 12, 2004.